                                                                    EXHIBIT 10.4

                SCHEDULE TO FORM OF HCRI CONSTRUCTION DISBURSING AGREEMENT PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


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
               LANDLORD       TENANT          LOCATION        NUMBER     MAXIMUM         DEVELOPMENT
                                                              OF UNITS   LEASE AMOUNT    FEES

LEBANON,       Pennsylvania   Financial       Lebanon,        60         $4,181,799.00   $325,000
PENNSYLVANIA   BCC            Care            Pennsylvania
               Properties,    Investors of
               Inc.           Lebanon, LLC


LOYALSOCK,     Pennsylvania   Financial       Williamsport,   60         $4,440,815.00   $325,000
PENNSYLVANIA   BCC            Care            Pennsylvania
               Properties,    Investors of
               Inc.           Loyalsock,
                              LLC


WESTERVILLE,   HCN BCC        Financial       Westerville,    106        $9,026,982.00   $475,000
OHIO           Holdings,      Care            Ohio
               Inc.           Investors of
                              Westerville,
                              LLC


MORRISTOWN,    HCN BCC        Financial       Morristown,     60         $4,191,291.00   $325,000
TENNESSEE      Holdings,      Care            Tennessee
               Inc.           Investors of
                              Morristown,
                              LLC


OAK RIDGE,     HCN BCC        Financial       Oak Ridge,      60         $4,498,968.00   $325,000
TENNESSEE      Holdings,      Care            Tennessee
               Inc.           Investors of
                              Oak Ridge,
                              LLC


SAGAMORE       HCN BCC        Financial       Sagamore        103        $8,315,468.00   $475,000
HILLS, OHIO    Holdings,      Care            Hills, Ohio
               Inc.           Investors of
                              Sagamore
                              Hills, LLC
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
                       GENERAL                   STATE           TENANT'S EQUITY
                       CONTRACTOR                DEFINITION
                                                 REFERS TO
                                                 STATE OF

LEBANON,               Consolidated              Pennsylvania    $808,000.00
PENNSYLVANIA           Construction
                       Company

LOYALSOCK,             The Milnes                Pennsylvania    $793,000.00
PENNSYLVANIA           Company, Inc.

WESTERVILLE,           CCI                       Ohio            $1,545,500.00
OHIO                   Construction
                       Co., Inc.

MORRISTOWN,            The Milnes                Tennessee       $814,118.00
TENNESSEE              Company, Inc.

OAK RIDGE,             Weis Builders,            Tennessee       $821,115.00
TENNESSEE              Inc.

SAGAMORE HILLS,        Adena                     Ohio            $1,463,000.00
OHIO                   Corporation
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